UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  January 30, 2007

1st Pacific Bancorp
(Exact Name of Registrant as Specified in its Charter)

California	333-105445	20-5738252
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4275 Executive Square, Suite 650, La Jolla, California 92037
(Address of Principal Executive Offices)

(858) 875-2000
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

(a)                                  The Registrant issued a press release in connection with the completion of the bank holding reorganization involving 1st Pacific Bank of California, La Jolla, California on January 16, 2007.  1st Pacific Bank of California is now a wholly-owned subsidiary of the Registrant.  1st Pacific Bank of California serves its customers from its La Jolla head office, its five branch offices located in San Diego, Oceanside and El Cajon and its loan production office located in Murrieta, California.  The press release is included as Exhibit 99.1 to this filing.

Item 9.01.    Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit 99.1                                    Press release announcing the completion of the bank holding company reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

1st Pacific Bancorp
Date: January 31, 2007	By:	/s/ James Burgess
James H. Burgess
Executive Vice President
Chief Financial Officer
Principal Accounting Officer